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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 11, 2000 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-42530) and related Prospectus of eSylvan, Inc. for the registration of 3,000,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Baltimore, Maryland

September 25, 2000